UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 28, 2004
                                                ------------------------


GS  Mortgage   Securities   Corp.   (as  depositor   under  the  Trust
Agreement,  dated  as of June  1,  2004,  relating  to the  GSAA  Home
Equity Trust 2004-4, Asset-Backed Certificates, Series 2004-4)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-100818-38            13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)


85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                   ------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAA Home Equity Trust 2004-4, Asset-Backed Certificates, Series 2004-4. On June 28, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of June 1, 2004 (the "Trust Agreement"), by and among the Company, as depositor, and JPMorgan Chase Bank, as trustee, of GSAA Home Equity Trust 2004-4, Asset-Backed Certificates, Series 2004-4 (the "Certificates"), issued in nine classes. The Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2 and Class M-3 Certificates, with an aggregate scheduled principal balance as of June 1, 2004 of $310,713,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 24, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Trust Agreement, dated as of June 1, 2004, by and among GS Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 12, 2004                       GS MORTGAGE SECURITIES CORP.


                                          By: /s/ Howard Altarescu
                                             -----------------------------------
                                             Name:  Howard Altarescu
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                              Paper (P) or
Exhibit No.           Description                            Electronic (E)
-----------           -----------                            --------------

4                     Trust Agreement, dated as of                (E)
                      June 1, 2004, by and among GS Mortgage
                      Securities Corp., as depositor, and
                      JPMorgan Chase Bank, as trustee.